SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 1999
                                                           ------------



                      Interactive Flight Technologies, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)





        0-25668                                         11-3197148
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)




                    222 North 44th Street, Phoenix, AZ 85034
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (602) 629-6200
                          -----------------------------
                         (Registrant's telephone number)






             4041 N. Central Avenue, Suite B-200, Phoenix, AZ 85012
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     The undersigned registrant hereby amends its Current Report on Form 8-K dated May 17, 1999 which was filed on June 1, 1999, solely to add the pro forma financial information required by Item 7(b) of Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

     On May 18, 1999, Interactive Flight Technologies, Inc. (the "Company") received from The Network Connection, Inc. ("TNC") 1,055,745 shares of TNC's common stock and 2,495,400 shares of its Series D Convertible Preferred Stock in exchange for $4,250,000 in cash and substantially all the assets and certain liabilities of the Company's Interactive Entertainment Division ("IED"), as defined in the Asset Purchase and Sale Agreement dated April 30, 1999, as amended (the "Transaction"). The Transaction has been accounted for as a reverse merger whereby, for accounting purposes, the Company is considered the accounting acquiror and the TNC is treated as the successor to the historical operations of IED. TNC will continue to file as a Securities and Exchange Commission ("SEC") registrant and continue to report under the name The Network Connection, Inc. The Company will continue to report as a separate SEC registrant, owning the shares of TNC as described above. The historical financial statements of TNC up to the date of the transaction will no longer be included in future filings of TNC.

     The attached unaudited pro forma condensed combined balance sheet as of April 30, 1999 and the unaudited pro forma condensed combined statements of operations for the six months ended April 30, 1999(1) and the year ended October 31, 1998(2) give effect to the acquisition (as described above), as of April 30, 1999 for purposes of the balance sheet and as of the beginning of the periods presented for purposes of the statements of operations. As a result of the reverse merger, the assets and liabilities of IED are presented at their historical cost basis and the assets and liabilities of TNC have been recorded at their estimated fair market value at the date of the Transaction for purposes of the purchase price allocation. In addition, the pro forma condensed combined financial statements reflect the consolidation of TNC and IED into the operations of the Company based on the percentage ownership of TNC by the Company.

     The unaudited pro forma condensed combined statements of operations are not necessarily indicative of the future results of operations of the Company or the results of operations which would have resulted had TNC and the Company's IED been combined during the periods presented. In addition, the unaudited pro forma results of operations are not intended to be a projection of future period results.


--------
(1) TNC reports on a calendar year basis, and as such, the underlying balance sheet data and results of operations are as of and for the six months ended March 31, 1999. The balance sheet data as of March 31, 1999 was derived from TNC's March 31, 1999 Quarterly Report on Form 10-QSB filed with the SEC. The results of operations data for the six months ended March 31, 1999 were derived from the results of operations for the fourth quarter of 1998 (three months ended December 31, 1998) included in TNC's December 31, 1998 Annual Report on Form 10-KSB filed with the SEC and the results of operations for the three months ended March 31, 1999 included in TNC's March 31, 1999 Quarterly Report on Form 10-QSB filed with the SEC. As such, the results of operations for the fourth quarter of 1998 for TNC are included in both the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended April 30, 1999 and the year ended October 31, 1998.

(2) TNC reports on a calendar year basis, and as such, the underlying results of operations are for the period ended December 31, 1998, as filed on Form 10-KSB.

                      Interactive Flight Technologies, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                     For The Six Months Ended April 30, 1999
                                ($ In Thousands)


                                                                     Pro Forma          Pro Forma
                                           Company          TNC     Adjustments Notes   Combined
                                           -------          ---     ----------- -----   --------
Revenues                                   $   627       $   (16)      $  --            $   611
Cost of revenues                               374           257          --                631
                                           -------       -------       -------          -------
Gross profit (loss)                            253          (273)         --                (20)
                                           -------       -------       -------          -------

Selling, general and administrative          3,645         1,952          (207) (E)       5,390

Research and development                      --             290          --                290

Provision for doubtful accounts and
  inventory reserves                          --           3,622          --              3,622
Reversal of warranty, maintenance and
  commission accruals                       (1,987)         --            --             (1,987)
Expenses associated with investments           300          --            --                300
Special charges                               --             595          --                595
Amortization of goodwill                      --            --             236 (E)          236
                                           -------       -------       -------          -------
                                             1,958         6,459            29            8,446
                                           -------       -------       -------          -------

Operating loss                              (1,705)       (6,732)          (29)           8,446

Interest income                                845          --            --                845

Interest expense                                (3)         (525)         --               (528)

Other income (expense)                          49          --            --                 49

Minority interest share of loss (I)           --            --           1,550            1,550
                                           -------       -------       -------          -------
Net loss                                      (814)       (7,257)        1,521           (6,550)

Preferred stock dividends                     --             303          --                303
                                           -------       -------       -------          -------
Net loss to common stockholders            $  (814)      $(7,560)      $ 1,521         $(6,853)
                                           =======       =======       =======          =======

Earnings per share                         $ (0.15)                                     $ (1.26)

Weighted average shares                      5,428                                        5,428

                 See accompanying notes to unaudited pro forma
                    condensed combined financial statements.

                      Interactive Flight Technologies, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                       For the year ended October 31, 1998
                                ($ in Thousands)

                                                                      Pro Forma         Pro Forma
                                          Company          TNC       Adjustments Notes   Combined
                                          -------          ---       ----------- -----   --------
Revenues                                 $ 19,143       $  5,003       $   --            $ 24,146
Cost of revenues                           15,762          3,005           --              18,767
                                         --------       --------       --------          --------

Gross profit                                3,381          1,998           --               5,379
                                         --------       --------       --------          --------

Selling, general and administrative        11,388          3,966           (590)(E)        14,764
Research and development                    1,092            397           --               1,489
Provision for doubtful accounts
  and inventory reserves                       10          6,464           --               6,474
Special charges                               400            595           --                 995
Amortization of goodwill                     --             --              473(E)            473
                                         --------       --------       --------          --------
                                           12,890         11,422           (117)           24,195
                                         --------       --------       --------          --------

Operating loss                             (9,509)        (9,424)           117               816
Interest income                             2,251           --             --               2,251
Interest expense                              (12)          (209)          --                (221)
Other income (expense)                         10           --             --                  10
Minority interest share of loss (I)          --             --            2,093             2,093
                                         --------       --------       --------          --------
Net loss                                   (7,260)        (9,633)         2,210           (14,683)

Preferred stock dividends                                    575           --                 575
                                         --------       --------       --------          --------

Net loss to common stockholders          $ (7,260)      $(10,208)      $  2,210          $(15,258)
                                         ========       ========       ========          ========

Earnings per share                        $ (1.22)                                       $  (2.57)

Weighted average shares                     5,933                                           5,933

                 See accompanying notes to unaudited pro forma
                    condensed combined financial statements.

                      Interactive Flight Technologies, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                 April 30, 1999
                                ($ in Thousands)


                                                                                         Company
                                            TNC                             TNC       Consolidated                        Company
                            Company-IED  March 31,     Pro Forma         Pro Forma    Excluding IED    Pro Forma          Pro Forma
                           April 30, 1999  1999     Adjustments  Notes  Combined     April 30, 1999  Adjustments  Notes   Combined
                            ----------      ----     ------------ -----  --------     --------------  ----------- -----   --------
Current assets:
Cash & cash equivalents        $  4,369      $  107      $       -          $  4,476       $ 15,363                        $  19,839
Restricted cash                     447           -              -               447            135                              582
Short-term Investments                -           -              -                 -          7,990                            7,990
Notes receivable                      -         229              -               229              -                              229
Accounts receivable               1,251       1,478              -             2,729             30                             2759
Inventories, net                  1,513       2,681         (1,281)(C)         2,913              -                            2,913
Prepaid expenses                      7          26              -                33            432                              465
Assets held for use                   -           -              -                 -            523                              523
Other current assets                109           -              -               109            934                             1043
                               --------     -------      ---------         ---------       --------   ---------            ---------
Total current assets              7,696       4,521         (1,281)           10,936         25,407                           36,343
Investment securities                 -           -              -                 -          1,674                            1,674
Notes receivable                      -           -              -                 -          1,050        (750)(H)              300
Property and  equipment,            594       2,414           (806 (B)         2,202             42                            2,244
  net
Goodwill                              -           -          4,728 (A)         4,728             -                             4,728
Other assets                        555          84              -               639            542                            1,181
                               ========     =======      =========         =========       ========   =========           =========
Total assets                   $  8,845     $ 7,019      $   2,641          $ 18,505       $ 28,715   $    (750)           $  46,470
                               ========     =======      =========         =========       ========   =========           =========
Current liabilities:
Accounts payable                $   654     $ 2,497              -          $  3,151       $    397                        $  3,548
Payable to stockholder                -          75              -                75              -                              75
Notes payable                         -       2,293              -             2,293              -        (750)(H)            1,543

Accrued liabilities               2.028           -              -             2,028            271                           2,299
Deferred revenue                  2,158         521              -             2,679              -                           2,679
Accrued product
   warranties                     3,836           -              -             3,836              1                           3,837
Current portion long-term
debt and leases                       -          37              -                37              -                              37
                               --------     -------      ---------         ---------       --------   ---------            --------
Total current liabilities         8,676       5,423              -            14,099            669        (750)             14,768
Long term debt                        -         693              -               693              -           -                 693
                               --------     -------      ---------         ---------       --------   ---------            --------
Total liabilities                 8,676       6,116              -            14,792            669        (750)             15,461

Series A preferred stock of
Company $0.01 par
value and $1,000                      -           -              -                 -              -       3,050 (G)          3,050
stated value
Minority interest in TNC              -           -              -                 -              -         494 (F)            494
Series B 8% preferred
(1,500 shares $.01 par
value)                                -       1,549         (1,549)(D)             -              -                               -

Stockholders' equity:
Series B 8% preferred
(1,500 shares $.01 par
value and $1,000 stated
value)                                -           -             15 (D)            15              -         (15)(G)               -
Series C 8% preferred
(800 shares $.01 par value
 and $1,000 stated value              -           -              8 (D)             8              -          (8)(G)               -
Series D preferred
(2,495,400 shares
$.01 par value and                    -           -             25 (D)            25              -         (25)(G)               -
$1,000 stated value)
Common stock TNC                      -           5              1 (D)             6              -          (6)(G)               -
Class A common stock of
Company  $0.1 par value               -           -              -                 -             54                              54
Class B common stock of                                                                                                           -
Company  $0.1 par value               -           -              -                 -              -
Treasury stock                        -           -              -                 -          (194)                            (194)
Additional paid in capital            -      16,704        (13,214)(D)         3,490        110,079      (3,490)(G)         110,079

Unrealized gains                      -           -              -                 -          2,374                           2,374
Retained earnings (deficit)         169     (17,355)        17,355 (D)           169        (84,267)                        (84,098)
                               --------     -------      ---------         ---------       --------   ---------            --------

Total shareholders' equity          169     (646)            4,190             3,713         28,046      (3,544)             28,215
                               --------     -------      ---------         ---------       --------   ---------           ---------
Total liabilities and
equity                         $  8,845    $  7,019      $  2,641          $  18,505       $ 28,715   $    (750)           $ 46,470
                               ========    ========      =========         =========       ========   =========            ========

                 See accompanying notes to unaudited pro forma
                    condensed combined financial statements.

i)   Basis of Accounting

     On May 18, 1999, The Network Connection, Inc. ("TNC") completed the issuance of 1,055,745 shares of its common stock and 2,495,400 shares of its Series D Convertible Preferred Stock in exchange for $4,250,000 in cash and all the assets and certain liabilities of Interactive Flight Technologies, Inc.'s (the "Company") Interactive Entertainment Division ("IED"), as defined in the Asset Purchase and Sale Agreement, dated April 30, 1999, as amended (the "Transaction"). The transaction has been accounted for as a reverse merger whereby, for accounting purposes, the Company is considered the accounting acquiror and TNC is treated as the successor to the historical operations of the Company.

     TNC will continue to file as a SEC registrant and continue to report under the name The Network Connection, Inc. The Company will also continue to report as a separate SEC registrant, owning the shares of TNC as described above.

     The unaudited pro forma condensed combined balance sheet as of April 30, 1999, gives effect to the Transaction as if the Transaction had taken place on April 30, 1999 and combines the Company's unaudited April 30, 1999 assets and liabilities, as derived from the Company's unaudited April 30, 1999 financial statements, with TNC's unaudited balance sheet as of March 31, 1999.

     The unaudited pro forma condensed combined statement of operations for the six months ended April 30, 1999 is presented using TNC's unaudited statement of operations for the six months ended March 31, 1999 (see footnote 1 on page 1) combined with the Company's unaudited statement of operations for the six months ended April 30, 1999 as if the Transaction had taken place on November 1, 1998.

     The unaudited pro forma condensed combined statement of operations for the year ended October 31, 1998 is presented using TNC's audited statement of operations for the year ended December 31, 1998 combined with the Company's audited statement of operations for the year ended October 31, 1998, as if the Transaction had taken place on November 1, 1997.

     As a result, TNC's results of operations for the three months ended December 31, 1998 are included in the unaudited pro forma condensed combined statements of operations for both the six months ended April 30, 1999 and the year ended December 31, 1998.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with TNC's unaudited financial statements as of and for the three months ended March 31, 1999 as filed on Form 10-QSB and the audited financial statements as of and for the year ended December 31, 1998, as filed on Form 10-KSB, and with the Company's unaudited consolidated financial statements as of and for the six months ended April 30, 1999 as filed on Form 10-QSB and the audited consolidated financial statements as of and for the year ended October 31, 1998 as filed on Form 10-KSB.

     The unaudited pro forma condensed combined statements of operations are not necessarily indicative of the future results of operations of the Company or the results of operations which would have resulted had TNC and the Company's IED been combined during the periods presented. In addition, the unaudited pro forma results are not intended to be a projection of future period results. The purchase price was allocated to assets and liabilities based on management's current estimate of their value. The final allocation of the purchase price may vary from the estimated allocation herein. The pro forma condensed combined financial statements reflect the consolidation of TNC and IED into the operations of the Company based on the percentage ownership of TNC by the Company.

ii) Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Operations

     The accompanying pro forma adjustments reflect adjustments for the following items:

A. To reflect the excess of acquisition cost over the estimated fair value of net liabilities assumed (goodwill). The purchase price and purchase-price allocation are summarized as follows (all dollars in thousands):

     Purchase price paid as:
        Cash                                                            $ 4,250
        Net fair value of assets of the Company
           contributed per the Agreement
           (excluding cash contribution
           but including other cash equivalents)                          4,595
        Net fair value of liabilities of the Company
           contributed per the Agreement                                 (8,676)
                                                                        -------
        Total purchase consideration                                                $   169

     Allocated to:
        Historical book value of TNC's net liabilities                     (971)

        Adjustments to write-down assets to fair value:
        Inventories, net                                                 (1,281)

        Property and equipment                                             (806)

        Total fair value of net liabilities assumed                                  (3,058)

        Excess of fair value of TNC Series B and Series C preferred
        stock over its recorded or stated value                                      (1,501)
                                                                                    -------

    Excess of purchase price over fair value of net liabilities assumed
    (goodwill)                                                                      $ 4,728
                                                                                    =======


B. To reflect the write-down in property and equipment to fair value based on new management's estimate of fair market value based on a review of such assets and independent third party data where available.

C. To reflect adjustments to arrive at the fair market value of such assets based on management's estimate of fair market value based on a review of such assets and other available data. Adjustments to inventory reflect certain changes in business strategy and potential customer orders since March 31, 1999, with respect to market opportunities for TNC's future service offerings.

D. To reflect the elimination of certain stockholders' equity and mezzanine preferred stock accounts of TNC, to reflect the issuance of TNC common stock and Series D preferred stock in connection with the Transaction and to reflect the separate purchase (prior to the acquisition date) of TNC's Series B and C preferred stock by the Company.

E. To reflect the decrease in depreciation and amortization expense due to (1) the amortization of goodwill on a straight-line basis over ten years, and (2) decrease in depreciation resulting from the write-down of property and equipment, depreciated on a straight-line basis over periods of approximately five years.

F. To reflect the minority ownership interest in TNC.

G. To reflect the elimination of certain stockholders' equity accounts of TNC and to reflect the issuance of the Company's Series A 8% Convertible Preferred Stock in connection with the Company's purchase of TNC's Series B 8% Preferred Stock and Series C 8% Preferred Stock prior to the Transaction.

H. To reflect the elimination of the Company's Secured promissory note issued to TNC, prior to May 18, 1999.

I. Minority interest share of loss was derived by applying the approximately 20.5% of TNC shares not owned by the Company, to the net loss to common stock holders. The Company's ownership percentage, for purposes of these pro forma financial statements, includes the 1,055,745 shares of common stock of TNC issued to the Company by TNC in connection with the Transaction, 15,090,569 common shares issuable to the Company upon conversion of the Series D Convertible Preferred Stock which was issued by TNC to the Company in connection with the Transaction, and 1,176,471 common shares issuable to the Company upon conversion of TNC's Series B 8% preferred and Series C 8% preferred provided by the Company in connection with the Transaction.

(c)   Exhibits          None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       INTERACTIVE FLIGHT TECHNOLOGIES, INC.
                                                     Registrant


                                       By: MORRIS C. AARON
                                           ------------------------------------
                                           Morris C. Aaron, Vice President
                                           Chief Financial Officer

Date: August 2, 1999


                                       9